February 22, 2019

DBX ETF TRUST

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information, each dated September 28, 2018, as may be supplemented from time to time

Effective February 22, 2019, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF has changed its investment strategy and its name to Xtrackers International Real Estate ETF and is no longer offered by this Prospectus or Statement of Additional Information, each dated September 28, 2018, as supplemented. All references to Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF are hereby removed from this Prospectus and Statement of Additional Information.

Effective February 22, 2019 Xtrackers International Real Estate ETF is offered in a separate Prospectus and Statement of Additional Information, each dated February 22, 2019. You can find the fund’s current Prospectus and Statement of Additional Information online at www.Xtrackers.com. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com or calling (855) 329-3837, or ask your financial advisor.

Please retain this supplement for future reference.